                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Eldon R. Arnold, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Eldon R. Arnold
                                    --------------------------------------------
                                    Eldon R. Arnold
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ James L. Bryan
                                    --------------------------------------------
                                    James L. Bryan
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Loretta M. Burd
                                    --------------------------------------------
                                    Loretta M. Burd
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Ralph B. Canterbury
                                    --------------------------------------------
                                    Ralph B. Canterbury
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas R. Graham, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Thomas R. Graham
                                    --------------------------------------------
                                    Thomas R. Graham
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Jerald R. Hinrichs
                                    --------------------------------------------
                                    Jerald R. Hinrichs
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas C. Jones, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Thomas C. Jones
                                    --------------------------------------------
                                    Thomas C. Jones
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ C. Alan Peppers
                                    --------------------------------------------
                                    C. Alan Peppers
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Neil A. Springer
                                    --------------------------------------------
                                    Neil A. Springer
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Farouk D. G. Wang
                                    --------------------------------------------
                                    Farouk D. G. Wang
                                    Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Margaret Gallardo-Cortez, Kevin S. Thompson, or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Pre-Effective and Post-Effective amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration No. 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 2nd day of June, 2004.

                                    /s/ Larry T. Wilson
                                    --------------------------------------------
                                    Larry T. Wilson
                                    Director, CUNA Mutual Life Insurance Company